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                                                                    EXHIBIT 10.6
                                                               EXECUTION VERSION

                        TOTAL RENAL CARE HOLDINGS, INC.

                       LIMITED WAIVER AND THIRD AMENDMENT
                  TO AMENDED AND RESTATED TERM LOAN AGREEMENT

This LIMITED WAIVER AND THIRD AMENDMENT TO AMENDED AND RESTATED TERM LOAN AGREEMENT (this "Amendment") is dated as of November 8, 1999, and entered into by and among TOTAL RENAL CARE HOLDINGS, INC., a Delaware corporation (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Lenders", each a "Lender"), DLJ CAPITAL FUNDING, INC., as Syndication Agent (the "Syndication Agent"), THE BANK OF NEW YORK, as collateral agent and as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and, for purposes of Section 5 hereof, the Credit Support Parties (as defined in Section 5 hereof) listed on the signature pages hereof, and is made with reference to that certain Amended and Restated Term Loan Agreement dated as of April 30, 1998, as amended to the date hereof (as so amended, the "Term Loan Agreement"), by and among the Borrower, Lenders, Syndication Agent and Administrative Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Term Loan Agreement.

                                    RECITALS

WHEREAS, the Borrower, the undersigned Lenders, constituting Required Lenders, the Administrative Agent, and the Syndication Agent desire to amend the Term Loan Agreement for the purpose of increasing the interest rates payable on the Loans;

WHEREAS, the Borrower has requested the lenders that are parties to the Revolving Credit Facility to enter into an Amendment No. 4 and Waiver to and under Amended and Restated Revolving Credit Agreement substantially in the form of Annex I hereto (the "Revolving Credit Facility Waiver"), pursuant to which such lenders would waive certain defaults that may have arisen under the Revolving Credit Facility resulting from, among other things, the Borrower's failure to comply with subsection 7.15 thereof;

WHEREAS, the Borrower has requested Lenders to waive any Defaults or Events of Default that may have arisen under subsection 9.1(f) of the Term Loan Agreement as a direct or indirect result of the delivery to the Administrative Agent of a Notice of Conversion/Continuation dated October 5, 1999;

WHEREAS, the Borrower has requested Lenders to waive any Defaults or Events of Default that may have arisen under subsection 9.1(g) of the Term Loan Agreement as a result of any defaults that may have arisen under the Revolving Credit Facility that will be waived or cured upon the effectiveness of the Revolving Credit Facility Waiver, and Lenders are willing to waive any such Defaults and Events of Default, subject to the terms and conditions hereof;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1. AMENDMENTS TO THE TERM LOAN AGREEMENT

  1.1 Amendments to Section 1: Definitions and Principals of Construction

A. Section 1.1 of the Term Loan Agreement is hereby amended effective as of September 30, 1999, by deleting the definition of "Applicable Margin" in its entirety and substituting the following therefor:

    "Applicable Margin": at all times, 3.75% with respect to the unpaid principal amount of Eurodollar Advances and 2.50% with respect to the unpaid principal amount of ABR Advances."

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Section 2. LIMITED WAIVER TO TERM LOAN AGREEMENT

A. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Borrower herein contained, Lenders hereby waive any Defaults and Events of Default that may have arisen under subsection 9.1(f) the Term Loan Agreement as a direct or indirect result of the delivery to the Administrative Agent of a Notice of Conversion/Continuation dated October 5, 1999.

B. Subject to the terms and conditions set forth herein and in reliance on the representations and warranties of the Borrower herein contained, Lenders hereby waive any Defaults and Events of Default that may have arisen during the period from and including September 30, 1999, to and including the Third Amendment Effective Date under subsection 9.1(g) of the Term Loan Agreement as a result of any defaults that may have arisen under the Revolving Credit Facility that will be waived or cured upon the effectiveness of the Revolving Credit Facility Waiver.

Without limiting the generality of the provisions of subsection 11.1 of the Term Loan Agreement, the waivers set forth above shall be limited precisely as written and nothing in this Amendment shall be deemed to:

  (a) constitute a waiver of any Defaults or Events of Default arising under subsections 9.1(f) or 9.1(g) of the Term Loan Agreement in any other instance, or a waiver of any other term, provision or condition of the Term Loan Agreement or any other instrument or agreement referred to therein; or

  (b) prejudice any right or remedy that Agents or any Lender may now have (except to the extent such right or remedy was based upon any existing defaults that will not exist after giving effect to this Waiver) or may have in the future under or in connection with the Term Loan Agreement or any other instrument or agreement referred to therein.

Section 3. CONDITIONS TO EFFECTIVENESS

Sections 1 and 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Third Amendment Effective Date"):

A. Required Lenders (as such term is defined in the Revolving Credit Agreement) shall have entered into the Revolving Credit Facility Waiver, Administrative Agent and Syndication Agent shall have received an executed copy thereof, and such Revolving Credit Facility Waiver shall have become effective simultaneously with the effectiveness hereof.

B. Borrower shall have paid to Administrative Agent, for distribution to each Approving Lender (as defined in Section 7C hereof), the fees set forth in
Section 7C hereof.

C. The Administrative Agent shall have received a certificate, dated the Third Amendment Effective Date, of the Secretary or Assistant Secretary of the Borrower (i) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing other necessary corporate action (in form and substance satisfactory to the Administrative Agent and the Syndication Agent) taken by it to authorize this Amendment and the transactions contemplated hereby, and (ii) setting forth the incumbency of its officer or officers (including therein the signature specimen of such officer or officers) who may sign this Amendment, any Loan Document or any other document, notice or certificate executed and delivered in connection with any Loan Document.

D. The Administrative Agent shall have received the opinion of the general counsel of the Borrower, the Guarantors and the Pledgors, dated the Third Amendment Effective Date and addressed to the Administrative Agent, the Collateral Agent, the Documentation Agent, the Syndication Agent and the Lenders, in form and substance reasonably satisfactory to the Administrative Agent and the Syndication Agent.


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Section 4. BORROWER'S REPRESENTATIONS AND WARRANTIES

In order to induce Lenders to enter into this Amendment and to amend the Term Loan Agreement in the manner provided herein, Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

A. Corporate Power and Authority. Each Credit Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Term Loan Agreement as amended by this Amendment (the "Amended Agreement").

B. Authorization of Agreements. The execution and delivery of this Amendment have been duly authorized by all necessary corporate action on the part of each Credit Party. The performance of the Amended Agreement has been duly authorized by all necessary corporate action on the part of each Credit Party.


C. No Conflict. The execution and delivery by each Credit Party of this Amendment, and the performance by each Credit Party of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any contractual obligation of Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of Borrower or any of its Subsidiaries.

D. Governmental Consents. The execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Amended Agreement, do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by each Credit Party and are the legally valid and binding obligations of each Credit Party, enforceable against each Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

F. Incorporation of Representations and Warranties From Term Loan
Agreement. The representations and warranties contained in Section 4 of the Term Loan Agreement (after giving effect to this Amendment) are and will be true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default, other than any Events of Default that will be cured or waived upon the effectiveness of this Amendment.

Section 5. ACKNOWLEDGEMENT AND CONSENT

Borrower is a party to the Borrower Pledge Agreement pursuant to which Borrower has pledged certain Collateral to Administrative Agent to secure the Obligations. TRC is a party to the Subsidiary Guaranty and the Subsidiary Pledge Agreement pursuant to which TRC has (i) guarantied the Obligations and
(ii) pledged certain Collateral to Administrative Agent to secure the Obligations and to secure the obligations of TRC under the Subsidiary Guaranty. Each of the other Guarantors listed on the signature pages hereof is a party to the

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Subsidiary Guaranty pursuant to which such Guarantor has guarantied the
Obligations. Borrower and the Guarantors are collectively referred to herein as the "Credit Support Parties", and the Borrower Pledge Agreement, the Subsidiary Pledge Agreement and the Subsidiary Guaranty are collectively referred to herein as the "Credit Support Documents".

Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Term Loan Agreement and this Amendment and consents to the amendment of the Term Loan Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Guarantied Obligations" and "Secured Obligations," as the case may be, in respect of the Obligations of Borrower now or hereafter existing under or in respect of the Amended Agreement and the Notes defined therein.

Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Third Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

Each Credit Support Party acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Term Loan Agreement or any other Loan Document to consent to the amendments to the Term Loan Agreement effected pursuant to this Amendment and (ii) nothing in the Term Loan Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Term Loan Agreement.

Section 6. PAYMENT OF ADDITIONAL INTEREST

Simultaneously with the delivery to the Administrative Agent of the Compliance Certificate for the fiscal quarter of the Borrower ended on September 30, 1999 and in any event no later than November 15, 1999 (the "CC Delivery Date"), the Borrower shall pay to Administrative Agent, for distribution to Lenders (including assignors of Notes to Lenders, as applicable) any additional interest that accrued under the Term Loan Agreement and Notes during the period from and including September 30, 1999, to and including the CC Delivery Date, as a result of any increase in the Applicable Margin caused by the amendment to the definition of "Applicable Margin" effected hereby, to the extent that such accrued interest would have been payable on any Interest Payment Date during such period. All such additional interest that accrued under the Term Loan Agreement and the Notes on and after September 30, 1999, that is not paid on or before the CC Delivery Date, shall continue to be owed under the Term Loan Agreement and the Notes, and shall be paid in accordance with the Term Loan Agreement on the next applicable Interest Payment Date. The definition of "Applicable Margin" in the Term Loan Agreement as in effect immediately prior to September 30, 1999, shall continue to govern the calculation of interest payable thereunder for periods prior to such date.

Section 7. MISCELLANEOUS

A. Reference to and Effect on the Term Loan Agreement and the Other Loan Documents.

  (i) On and after the Third Amendment Effective Date, each reference in the Term Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Term

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  Loan Agreement, and each reference in the other Loan Documents to the "Term
  Loan Agreement", "thereunder", "thereof" or words of like import referring to the Term Loan Agreement shall mean and be a reference to the Amended Agreement.

  (ii) Except as specifically amended by this Amendment, the Term Loan Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under, the Term Loan Agreement or any of the other Loan Documents.

B. Fees and Expenses. Borrower acknowledges that all costs, fees and expenses as described in Section 11.5 of the Term Loan Agreement incurred by Administrative Agent, Syndication Agent, Co-Arrangers, and Special Counsel, with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrower and shall be promptly paid by Borrower following the submission of an invoice therefor.

C. Consent Fee. On the Third Amendment Effective Date, Borrower shall pay to Administrative Agent, for distribution to each Lender that shall have executed and delivered (without any reservation or condition) a counterpart of this Amendment to Administrative Agent before 5:00 p.m. (New York City time) on November 8, 1999 (each, an "Approving Lender"), non-refundable fees in the amount of 1/4 of 1% of the aggregate amount of the Loans of each such Approving Lender (immediately prior to the effectiveness hereof).

E. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

F. Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

G. Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment (other than the provisions of Sections 1 and 2 hereof, the effectiveness of which is governed by Section 3 hereof) shall become effective upon the execution of a counterpart hereof by Borrower, Required Lenders, Administrative Agent, and each of the Credit Support Parties and receipt by Borrower and Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

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                                    ANNEX I

                        REVOLVING CREDIT FACILITY WAIVER

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:                                 TOTAL RENAL CARE HOLDINGS, INC.

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

CREDIT SUPPORT PARTIES:                   TOTAL RENAL CARE, INC.,
                                          TOTAL RENAL CARE ACQUISITION CORP.
                                          RENAL TREATMENT CENTERS, INC.,
                                          RENAL TREATMENT CENTERS--MID-
                                           ATLANTIC, INC.
                                          RENAL TREATMENT CENTERS-NORTHEAST,
                                           INC.
                                          RENAL TREATMENT CENTERS-CALIFORNIA,
                                           INC.
                                          RENAL TREATMENT CENTERS-WEST, INC.
                                          RENAL TREATMENT CENTERS-SOUTHEAST,
                                           INC. (for purposes of Section 5
                                           only) each as a Credit Support
                                           Party

                                          Each by: ____________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          TRC WEST, INC., (for purposes of
                                           Section 5 only) as a Credit Support
                                           Party

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

AGENTS:                                   THE BANK OF NEW YORK, Individually
                                           and as Administrative Agent and
                                           Collateral Agent

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

                                          DLJ CAPITAL FUNDING, INC.,
                                           Individually and as Syndication
                                           Agent

                                          By: _________________________________
                                          Name: _______________________________
                                          Title: ______________________________

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